ARK 21Shares Digital Asset and Blockchain Strategy ETF
Schedule of Investments
December 31, 2023 (Unaudited)

COMMON STOCKS - 50.5%	Shares	Value
Asset Management & Custody Banks - 5.4%
Galaxy Digital Holdings Ltd.(a)	13,854	$108,005

Broadline Retail - 2.8%
MercadoLibre, Inc.(a)	36	56,575

Consumer Finance - 3.6%
SoFi Technologies, Inc.(a)	7,200	71,640

Diversified Banks - 2.5%
NU Holdings Ltd. - Class A(a)	6,003	50,005

Financial Exchanges & Data - 15.7%
Coinbase Global, Inc. - Class A(a)	1,793	311,839

Internet Services & Infrastructure - 4.7%
Shopify, Inc. - Class A(a)	1,209	94,181

Investment Banking & Brokerage - 4.6%
Robinhood Markets, Inc. - Class A(a)	7,120	90,709

Transaction & Payment Processing Services - 11.2%
Block, Inc.(a)	2,883	223,000
TOTAL COMMON STOCKS (Cost $720,233)		1,005,954

EXCHANGE TRADED FUNDS - 49.2%
ARK 21Shares Active Bitcoin Futures Strategy ETF(b)(d)	13,624	571,239
ARK 21Shares Active Ethereum Futures Strategy ETF(d)	14,141	406,897
TOTAL EXCHANGE TRADED FUNDS (Cost $892,278)		978,136

SHORT-TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
First American Government Obligations Fund - Class X, 5.30%(c)	4,830	4,830
TOTAL SHORT-TERM INVESTMENTS (Cost $4,830)		4,830

TOTAL INVESTMENTS - 99.9% (Cost $1,617,341)		$1,988,920
Other Assets in Excess of Liabilities - 0.1%		1,684
TOTAL NET ASSETS - 100.0%		$1,990,604
 Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(c)	The rate shown represents the 7-day effective yield as of December 31, 2023.
(d)	Affiliated Fund.
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ARK 21SHARES DIGITAL ASSET AND BLOCKCHAIN STRATEGY ETF

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.
Security Valuation. Equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid for exchange-traded or the mean between the most recent quoted bid and ask price for NASDAQ securities will be used. Equity securities that are not traded on a listed exchange are generally valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value. Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies which are priced as equity securities. Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represents fair value. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price.

Subject to its oversight, the Trust’s Board of Trustees (the “Board”) has delegated primary responsibility for determining or causing to be determined the value of the Fund’s investments to Empowered Funds, LLC dba EA Advisers (the “Adviser”), pursuant to the Trust’s valuation policy and procedures, which have been adopted by the Trust and approved by the Board. In accordance with Rule 2a-5 under the 1940 Act, the Board designated the Adviser as the “valuation designee” of the Fund. If the Adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the Adviser in accordance with the Trust’s fair valuation policy and procedures. The Adviser will provide the Board with periodic reports, no less frequently than quarterly, that discuss the functioning of the valuation process, if applicable, and that identify issues and valuation problems that have arisen, if any. As appropriate, the Adviser and the Board will review any securities valued by the Adviser in accordance with the Trust’s valuation policies during these periodic reports. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2023, the Fund did not hold any securities that required fair valuation due to unobservable inputs.

As described above, the Fund may use various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value

ARK 21SHARES DIGITAL ASSET AND BLOCKCHAIN STRATEGY ETF

measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the fair value classification of each Fund’s investments as of December 31, 2023:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Investments*
Common Stocks	$1,005,954	$—	$—	$1,005,954
Exchange Traded Funds	978,136	—	—	978,136
Money Market Funds	4,830	—	—	4,830
Total Investments in Securities	$1,988,920	$—	$—	$1,988,920

*	Refer to the Schedule of Investments for industry classifications.
During the fiscal period ended December 31, 2023, the Fund did not invest in any Level 3 investments and did not recognize transfers to/from Level 3. Transfers between levels are recognized at the end of the reporting period.

TRANSACTIONS WITH AFFILIATES

The Ark 21Shares Digital Asset and Blockchain Strategy ETF's (the “Fund”) transactions with affiliates represent holdings for which the Fund and the underlying Ark 21Shares ETFs have the same investment adviser and fund sponsor. The Fund had the following transactions with such affiliated Ark 21Shares ETFs during the fiscal period ended December 31, 2023:

	ARK 21Shares Active Bitcoin Futures Strategy ETF	ARK 21Shares Active Ethereum Futures Strategy ETF	Total
Value, Beginning of Period	$—	$—	$—
Purchases	743,954	386,044	1,129,998
Proceeds from Sales	(261,824)	—	(261,824)
Net Realized Gains (Losses)	24,104	—	24,104
Change in Unrealized Appreciation (Depreciation)	65,005	20,853	85,858
Value, End of Period	$571,239	$406,897	$978,136
Dividend Income	$2,341	$775	$3,116

Shares, Beginning of Period	—	—
Number of Shares Purchased	19,824	14,141
Number of Shares Sold	(6,200)	—
Shares, End of Period	13,624	14,141
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